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                                                                   EXHIBIT 10.11


                 AFFIRMATION AND ACKNOWLEDGMENT OF AMENDED AND
                           RESTATED GUARANTY AGREEMENT

         This AFFIRMATION AND ACKNOWLEDGMENT OF AMENDED AND RESTATED GUARANTY AGREEMENT (this "Agreement") is made as of this 18th day of April, 1997 by Getty Realty Corp., a Delaware corporation ("Realty"), successor by merger and name change to Getty Petroleum Corp. ("Getty").

WITNESSETH:

         WHEREAS, Getty duly authorized, executed and delivered that certain Amended and Restated Guaranty Agreement dated as of October 27, 1995 by and among Getty, Fleet Bank of Massachusetts, N.A., predecessor in interest to Fleet National Bank (the "Bank"), and Leemilt's Petroleum, Inc. (the "Borrower") (the "Guaranty Agreement");

         WHEREAS, Realty has merged with and into Getty and Getty in turn has changed its name to "Getty Realty Corp." effective as of March 31, 1997;

         WHEREAS, the execution and delivery of this Agreement is a condition precedent to the Bank's and the Borrower's agreement to enter into that certain First Amendment to Amended and Restated Loan Agreement of even date herewith (the "First Amendment");

         NOW, THEREFORE, for good and valuable consideration paid and in consideration of the promises herein, the receipt and sufficiency of which are hereby acknowledged, Realty agrees as follows:

         1. All references in the Guaranty Agreement to "Getty" or "Guarantor" shall be changed to be references to "Realty".

         2. The Bank's office address set forth in Section 5 of the Guaranty Agreement shall be changed to "One Federal Street, Boston, Massachusetts 02110".

         3. Realty hereby affirms and acknowledges (i) the continued validity of the Guaranty Agreement and its absolute,
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                  continuing and unconditional guaranty of the payment and
                  performance of the Obligations (as defined in the Guaranty Agreement) and (ii) that the Guaranty Agreement, except as expressly amended hereby, remains in full force and effect. Realty agrees that the obligations of Realty to the Bank under the Guaranty Agreement and the terms and provisions of the Guaranty Agreement, as amended hereby, are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as if set forth herein in their entirety. Realty consents to the amendments set forth in the First Amendment.

         4. This Agreement shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, Realty has caused this Agreement to be made by its duly authorized officer as a sealed instrument as of the date first set forth at the beginning of this Agreement.
                                                GETTY REALITY CORP.

                                                By:     /s/ John J. Fitteron
                                                        ---------------------
                                                Name:   John J. Fitteron
                                                        ---------------------
                                                Title:  Senior Vice President,
                                                        Treasurer and
                                                        Chief Financial Officer

Agreed and Accepted:

FLEET NATIONAL BANK

By: /s/ Michael A. Palmer
   --------------------------
Name: Michael A. Palmer
     ------------------------
Title: Vice President